                                                                    EXHIBIT 99.3


                                    AMENDMENT


         This AMENDMENT, dated as of June 27, 2002 (this "AMENDMENT"), is made to that certain Amended and Restated Credit Agreement, dated as of March 28, 2002 (the "CREDIT AGREEMENT"), among TEPPCO Partners, L.P. (the "BORROWER"), SunTrust Bank, as administrative agent (the "ADMINISTRATIVE AGENT"), and certain lenders party thereto (the "LENDERS").

                             PRELIMINARY STATEMENT:

         The Borrower, the Lenders and the Administrative Agent previously entered into the Credit Agreement. The Borrower has requested that the Lenders agree to the amendment of the Credit Agreement as set forth herein, and the Lenders have agreed to such request, subject to the terms and conditions of this Amendment. Therefore, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

         SECTION 1. DEFINITIONS. Capitalized terms used but not defined herein have the meanings assigned to such terms in the Credit Agreement.

         SECTION 2. AMENDMENT. Section 10.2 of the Credit Agreement is, subject to the satisfaction of the conditions precedent set forth in Section 3, hereby amended and restated in its entirety as follows:

             SECTION 10.2. MAXIMUM FUNDED DEBT TO PRO FORMA EBITDA.

                  As of the last day of each fiscal quarter of the Borrower, the ratio of Consolidated Funded Debt to Pro Forma EBITDA for the period consisting of four consecutive fiscal quarters taken as a single accounting period and ending on such day will be less than the amount specified below for such fiscal quarter:

QUARTER(s) ENDING                              RATIO
-----------------                              -----
6/30/02                                     5.50 to 1.00
9/30/02                                     5.00 to 1.00
12/31/02 and thereafter                     4.50 to 1.00


         SECTION 3. CONDITIONS OF EFFECTIVENESS. Section 2 of this Amendment shall become effective as of the date first set forth above when each of the following conditions shall have been fulfilled:

                  (i) the Required Lenders and the Borrower shall have executed and delivered to the Administrative Agent a counterpart of this Amendment;

                  (ii) all of the Guarantors shall have executed and delivered the consent to this Amendment in substantially the form of Exhibit A attached hereto;

                  (iii) the Borrower shall have entered into that certain $200,000,000 term loan facility with SunTrust Bank, dated on or about the date hereof; and

                  (iv) the representations and warranties set forth in Section 4 hereof shall be true and correct on and as of the date of effectiveness of this Amendment as though made on and as of such date.

         SECTION 4. REPRESENTATIONS AND WARRANTIES. The Borrower represents and warrants that (a) the representations and warranties contained in Article VII of the Credit Agreement, as amended hereby (with each reference therein to (i) "this Agreement", "hereunder" and words of like import referring to the Credit Agreement being deemed to be a reference to this Amendment and the Credit Agreement as amended hereby and (ii) "Credit Documents", "thereunder" and words of like import being deemed to include Amendment and the Credit Agreement, as amended hereby) are true and correct on and as of the date hereof as though made on and as of such date, and (b) no event has occurred and is continuing, or would result from the execution and delivery of this Amendment, that constitutes an Event of Default.

         SECTION 5. EFFECT ON THE CREDIT AGREEMENT. Except as specifically provided above, the Credit Agreement shall continue to be in full force and effect and is hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement.

         SECTION 6. COSTS AND EXPENSES. The Borrower agrees to pay on demand all costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto, and all costs and expenses (including, without limitation, counsel fees and expenses), if any, in connection with the enforcement (whether through negotiations, legal proceedings or otherwise) of this Amendment.

         SECTION 7. EXECUTION IN COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

         SECTION 8. GOVERNING LAW. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of the New York.

                     SIGNATURE PAGE TO MULTI-YEAR AMENDMENT

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers as of the date first above written.

TEPPCO Partners, L.P.                                      TEPPCO PARTNERS, L.P., as Borrower
America Tower Bldg.
2929 Allen Parkway, Suite 3200                             By   TEXAS EASTERN PRODUCTS
Houston, TX  77019                                              PIPELINE COMPANY, LLC, as General
Attn:     Charles H. Leonard                                    Partner

Phone:    713-759-3999                                          By  /s/ CHARLES H. LEONARD
Fax: 713-759-3957                                                  -------------------------------------------
                                                                    Name:     Charles H. Leonard
                                                                    Title:    SVP & CFO



SunTrust Bank                                              SUNTRUST BANK, as Administrative Agent
303 Peachtree Street, N.E., 10th Floor                     and Lender
Atlanta, GA  30308
Attn:                                                      By  /s/ JOHN A. FIELDS, JR.
                                                             -------------------------------------------------
                                                                Name:     John A. Fields, Jr.
Phone:                                                          Title:    Managing Director
Fax:



                     SIGNATURE PAGE TO MULTI-YEAR AMENDMENT

                            UBS AG, STAMFORD BRANCH



                            By /s/  PATRICIA O'KICKI
                               ---------------------------------------------
                                Name:    Director
                                Title:   Banking Products Services





                            By /s/ THOMAS R. SALZANO
                               ---------------------------------------------
                                Name:     Thomas R. Salzano
                                Title:    Director
                                          Banking Products Services, US



                     SIGNATURE PAGE TO MULTI-YEAR AMENDMENT

                            THE BANK OF NOVA SCOTIA



                            By /s/ NADINE BELL
                               ---------------------------------------------
                                Name:    Nadine Bell
                                Title:   Sr. Manager Loan Operations




                     SIGNATURE PAGE TO MULTI-YEAR AMENDMENT

                            BANK ONE, NA



                            By /s/ THOMAS E. OKAMOTO
                               ---------------------------------------------
                                Name:     Thomas E. Okamoto
                                Title:    Associate Director


                     SIGNATURE PAGE TO MULTI-YEAR AMENDMENT

                            WACHOVIA BANK,
                             NATIONAL ASSOCIATION



                            By /s/ RUSSELL CLINGMAN
                               ---------------------------------------------
                                Name:     Russell Clingman
                                Title:    Director


                     SIGNATURE PAGE TO MULTI-YEAR AMENDMENT

                            THE BANK OF NEW YORK



                            By /s/ PETER W. KELLER
                               ---------------------------------------------
                                Name:     Peter W. Keller
                                Title:    Vice President



                     SIGNATURE PAGE TO MULTI-YEAR AMENDMENT

                            BNP PARIBAS



                            By /s/ J. ONISCHUK
                               ---------------------------------------------
                                Name:    J. Onischuk
                                Title:   Director





                            By /s/ LARRY ROBINSON
                               ---------------------------------------------
                                Name:     Larry Robinson
                                Title:    Vice President



                     SIGNATURE PAGE TO MULTI-YEAR AMENDMENT

                            CREDIT LYONNAIS NEW YORK BRANCH



                            By /s/  BERNARD WEYMULLER
                               ---------------------------------------------
                                Name:    Bernard Weymuller
                                Title:   Senior Vice President




                     SIGNATURE PAGE TO MULTI-YEAR AMENDMENT

                            ROYAL BANK OF CANADA



                            By /s/ DAVID A. MCCLUSKEY
                               ---------------------------------------------
                                Name:    David A. McCluskey
                                Title:   Manager


                     SIGNATURE PAGE TO MULTI-YEAR AMENDMENT

                            WESTDEUTSCHE LANDESBANK
                            GIROZENTRALE, NEW YORK BRANCH



                            By /s/ JEFFREY S. DAVIDSON
                               ---------------------------------------------
                                Name:     Jeffrey S. Davidson
                                Title:    Associate Director





                            By /s/ PAUL VERDI
                               ---------------------------------------------
                                Name:     Paul Verdi
                                Title:    Associate Director



                     SIGNATURE PAGE TO MULTI-YEAR AMENDMENT

                            THE ROYAL BANK OF SCOTLAND PLC



                            By /s/ KEITH JOHNSON
                               ---------------------------------------------
                                Name:     Keith Johnson
                                Title:    Senior Vice President



                     SIGNATURE PAGE TO MULTI-YEAR AMENDMENT

                            BANK OF AMERICA, NATIONAL ASSOCIATION



                            By
                               ---------------------------------------------
                                Name:
                                Title:


                     SIGNATURE PAGE TO MULTI-YEAR AMENDMENT

                            KBC BANK N.V.



                            By /s/ JEAN-PIERRE DIELS
                               ---------------------------------------------
                                Name:  Jean-Pierre Diels
                                Title: First Vice President





                            By /s/ ERIC RASKIN
                               ---------------------------------------------
                                Name:  Eric Raskin
                                Title: Vice President


                     SIGNATURE PAGE TO MULTI-YEAR AMENDMENT

                            NATEXIS BANQUES POPULAIRES



                            By /s/ LOUIS P. LAVILLE, III
                               ---------------------------------------------
                                Name:  Louis P. Laville, III
                                Title: Vice President and
                                       Group Manager




                            By /s/  DANIEL PAYER
                               ---------------------------------------------
                                Name:  Daniel Payer
                                Title: Vice President


                     SIGNATURE PAGE TO MULTI-YEAR AMENDMENT

                            BANK HAPOALIM B.M.



                            By /s/ MARC BOSC
                               ---------------------------------------------
                                Name:   Marc Bosc
                                Title:  Vice President


                            By /s/ LAURA ANNE RAFFA
                               ---------------------------------------------
                                Name:   Laura Anne Raffa
                                Title:  Senior Vice President &
                                        Corporate Manager



                     SIGNATURE PAGE TO MULTI-YEAR AMENDMENT

                            MIZUHO CORPORATE BANK, LTD



                            By /s/ JOHN DIPPO
                               ---------------------------------------------
                                Name:   John Dippo
                                Title:  Senior Vice President



                     SIGNATURE PAGE TO MULTI-YEAR AMENDMENT

                            BANK OF COMMUNICATIONS, NEW YORK BRANCH



                            By /s/ DE CAI LI
                               ---------------------------------------------
                                Name:   De Cai Li
                                Title:  General Manager




                     SIGNATURE PAGE TO MULTI-YEAR AMENDMENT

                            COBANK, ACB



                            By /s/ CATHLEEN D. REED
                               ---------------------------------------------
                                Name:     Cathleen D. Reed
                                Title:    Assistant Vice President






                     SIGNATURE PAGE TO MULTI-YEAR AMENDMENT

                                    EXHIBIT A

                                 FORM OF CONSENT


                            Dated as of June 27, 2002



         The undersigned, [NAME OF GUARANTOR] (the "COMPANY"), as guarantor under the Guaranty, dated as of March 28, 2002, made by the Company to SunTrust Bank, as administrative agent (the "ADMINISTRATIVE AGENT") for the lenders (the "LENDERS") party to the Credit Agreement, dated as of March 28, 2002 (the "CREDIT AGREEMENT"), among TEPPCO Partners, L.P. (the "BORROWER"), the Lenders and the Administrative Agent, hereby consents to the amendment of the Credit Agreement by the Amendment, dated as of June 27, 2002 (the "AMENDMENT"), among the Borrower, the Lenders signatories thereto and the Administrative Agent, and hereby confirms and agrees that (i) the Guaranty is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except that, upon the effectiveness of, and on and after the date of, the Amendment, each reference in the Guaranty to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended by the Amendment and (ii) the Guaranty is, and shall continue to, be an unconditional and irrevocable guaranty of all of the Obligations (as defined in the Guaranty).

                      [NAME OF GUARANTOR]


                      By
                         --------------------------------------------------
                          Name:
                          Title: